STATE OF NORTH CAROLINA
COUNTY OF WAKE
                                         FIRST AMENDMENT OF EMPLOYEE DEATH
                                            BENEFIT AND POST-RETIREMENT
                                     NONCOMPETITION AND CONSULTATION AGREEMENT

            THIS FIRST AMENDMENT OF EMPLOYEE DEATH BENEFIT AND POST-RETIREMENT NONCOMPETITION AND CONSULTATION AGREEMENT ("First Amendment"), made and entered into and effective as of the 29th day of January, 1996, by and between THE FIDELITY BANK, a North Carolina banking corporation with its principal place of business in Fuquay-Varina, Wake County, North Carolina (hereinafter referred to as "Employer"); and HAYWOOD A. LANE, JR. (hereinafter referred to as "Employee");
                             W I T N E S S E T H:
            WHEREAS, in recognition of Employee's contribution to the growth, management and development of Employer and in order to limit Employee's availability to other employers or entities in competition with Employer following Employee's retirement from employment with Employer, Employer and Employee entered into that certain Employee Death Benefit and Post-Retirement Noncompetition and Consultation Agreement, dated as of the 10th day of November, 1986, which is incorporated herein by reference (hereinafter referred to as the "Agreement"), which Agreement was executed pursuant to a benefit plan adopted by Employer as of November 10, 1986, for the senior executives of Employer; and,
            WHEREAS, Employer now desires to enter into Phase II of such benefit plan, as part of which Employer desires to increase the benefits payable to Employee, as set forth in the Agreement, by amending said Agreement pursuant to Paragraph 12 thereof, such increased benefits to be effective as of the date of this First Amendment.
            NOW, THEREFORE, for and in consideration of the mutual promises and undertakings herein set forth, the parties hereto do agree as follows:


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            1. Paragraph 2 of the Agreement hereby is deleted in its entirety and the following replacement Paragraph 2 is inserted in lieu thereof:
            "2. DEATH BENEFITS. In the event Employee dies while employed by Employer prior to Employee's Retirement Date, Employer will pay the sum of Forty-Nine Thousand Seven Hundred Fourteen and 44/100 Dollars ($49,714.44) per year, payable in monthly installments of Four Thousand One Hundred Forty-Two and 87/100 Dollars ($4,142.87) for a period of ten (10) years, to such individual or individuals as Employee shall have designated in writing filed with Employer or, in the absence of such designation, to the Estate of Employee. The first payment shall be made not later than two (2) months following Employee's death. Payments hereunder shall be payable each month without deductions and the recipient shall be solely responsible for the payment of all income and other taxes and assessments applicable on said payments."

            2. The first paragraph of Paragraph 3 of the Agreement hereby is deleted in its entirety and the following replacement first paragraph of Paragraph 3 is inserted in lieu thereof:
            "3. CONSULTATION PAYMENTS. In the event Employee retires from employment on Employee's Retirement Date, Employee shall be paid by Employer the sum of One Thousand Thirty-Five and 72/100 Dollars ($1,035.72) per month, beginning not later than two (2) months after Employee's Retirement Date, for a period of ten (10) years following Employee's Retirement Date or until death, whichever first occurs. Such monthly payments shall be paid for and in consideration of Employee's Consultation Services, as provided herein; such sum to be payable to Employee whether or not Employee's Consultation Services have been utilized by Employer. Consultation Payments hereunder shall be payable each month without deductions and Employee agrees to be solely responsible for the payment of all income and other taxes out of said funds and all Social Security, self-employment and any other taxes or assessments, if any, applicable on said compensation."

            3. The first paragraph of Paragraph 4 of the Agreement hereby is deleted in its entirety and the following replacement first paragraph of Paragraph 4 is inserted in lieu thereof:

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


            "4. NONCOMPETITION PAYMENTS. In the event Employee retires from employment on Employee's Retirement Date, Employee shall be paid by Employer the sum of Three Thousand One Hundred Seven and 15/100 Dollars ($3,107.15) per month, beginning not later than two (2) months after Employee's Retirement Date, for a period of ten (10) years following Employee's Retirement Date or until death, whichever first occurs. Such monthly payments shall be paid for and in consideration of Employee's Covenant Not To Compete as provided herein. Noncompetition Payments hereunder shall be payable each month without deductions and Employee agrees to be solely responsible for the payment of all income or other taxes or assessments, if any, applicable on said payments.

             " 4. The nineteenth line of the second paragraph of Paragraph 4 of the Agreement hereby is amended to delete the following phrase: "...plus a term of twelve months thereafter,...
             " 5. Paragraph 5 of the Agreement hereby is deleted in its entirety and the following replacement Paragraph 5 is inserted in lieu thereof:
            "5. CONTINUATION OF PAYMENTS. Upon Employee's death during said ten
            (10) year period of payments hereunder, the sum of Four Thousand
            One Hundred Forty-Two and 87/100 Dollars ($4,142.87) per month shall be paid to Employee's designated beneficiary or Employee's Estate, as applicable, beginning the first calendar month following the date of Employee's death and continuing thereafter until the expiration of said ten (10) year period. Once the Consultation and/or Noncompetition Payments are begun, whether paid by Employer or as otherwise provided herein, the maximum payment period under this Agreement is ten (10) years. Payments hereunder shall be payable each month without deductions and the recipient shall be solely responsible for all income and other taxes and assessments applicable on said payments."

            6. All of the remaining terms and conditions of the Agreement which are not expressly amended by this First Amendment shall remain in full force and effect.

            IN TESTIMONY WHEREOF, Employer has caused this First Amendment to be executed in its corporate name by its President,

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attested by its Secretary/Assistant Secretary and its corporate seal to be affixed hereto, all within the authority duly given by its Board of Directors, and Employee has hereunto set his hand and adopted as his seal the typewritten word "SEAL" appearing beside his name, as of the day and year first above written.

                                THE FIDELITY BANK



                              By:   /s/ Billy T. Woodard
                                    --------------------
                                    President


Attest:


/s/ Nancy H. Pore
-----------------------------
Secretary



                              /s/ Haywood A. Lane, Jr.        (SEAL)
                              ------------------------
                              Haywood A. Lane, Jr.

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


                           DESIGNATION OF BENEFICIARY
            Pursuant to the terms of the Employee Death Benefit and Post-Retirement Noncompetition and Consultation Agreement, dated as of November 10, 1986, as amended effective as of January 29, 1996, between myself and Employer, I hereby designate the following beneficiary(ies) to receive any payments which may be due under such Agreement after my death.

                                Nancy Lee Marcom
                        -----------------------------
                               Primary Beneficiary

                              Haywood A. Lane III
                        ------------------------------
                              Primary Beneficiary

                        ------------------------------
                              Secondary Beneficiary

                        ------------------------------
                              Secondary Beneficiary


            This designation hereby revokes any prior designation which may have been in effect.

                                    Date: January 29, 1996
                                          -------------------

                                    /s/ Haywood A. Lane, Jr.
                                    -------------------------
                                    Haywood A. Lane, Jr.

/s/ Betty K. Hedgepath
----------------------
Witness

                                    Acknowledged by:

                                    /s/ Amy L. Blalock
                                    -------------------------------
                                    Title: Asst. Vice President
                                          -------------------------
                                    Date: January 29, 1996
                                          -------------------------

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